UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2013

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THE HANOVER INSURANCE GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-13754	04-3263626
(State or other jurisdiction	(Commission File Number)	(I.R.S.Employer
of incorporation)		Identification No.)

440 Lincoln Street, Worcester, Massachusetts 01653

(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code: (508) 855-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 14, 2013, the Company issued the following press release: “The Hanover Announces Quarterly Dividend Of $0.33 Per Common Share And A $100 Million Increase In Its Share Repurchase Program”.  The press release is furnished as Exhibit 99.1 to this Current Report and is hereby incorporated by reference in this Item 8.01.

Item 9.01  Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

The following exhibits are furnished herewith:

Exhibit 99.1	Press release dated May 14, 2013 – “The Hanover Announces Quarterly Dividend Of $0.33 Per Common Share And A $100 Million Increase In Its Share Repurchase Program”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     The Hanover Insurance Group, Inc.
                     (Registrant)

Date: May 16, 2013	By:	/s/ David B. Greenfield
David B. Greenfield
Executive Vice President,
Chief Financial Officer

Exhibit Index

Exhibit 99.1	Press Release dated May 14, 2013 – “The Hanover Announces Quarterly Dividend Of $0.33 Per Common Share And A $100 Million Increase In Its Share Repurchase Program”.